Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Second Quarter 2013(1)(2)(3)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2013 once it is filed with the Securities and Exchange Commission.

(2)

References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to the 2012 U.S. card acquisition refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

(3)

We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the 2012 U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank (“CCB”) acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). Because SOP 03-3 takes into consideration future credit losses expected to be incurred over the life of the loans, there are no charge-offs or an allowance associated with these loans unless the estimated cash flows expected to be collected decrease subsequent to acquisition. In addition, these loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans. The accounting and classification of these loans may significantly alter some of our reported credit quality metrics. We therefore supplement certain reported credit quality metrics with metrics adjusted to exclude the impact of these acquired loans.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial Summary—Consolidated (1)(2)

(Dollars in millions, except per share data and as noted) (unaudited)	2013 Q2	2013 Q1	2012 Q4	2012 Q3	2012 Q2
Earnings
Net interest income	$4,553	$4,570	$4,528	$4,646	$4,001
Non-interest income(3)	1,085	981	1,096	1,136	1,054

Total net revenue(4)	5,638	5,551	5,624	5,782	5,055

Provision for credit losses	762	885	1,151	1,014	1,677
Non-interest expense:
Marketing	330	317	393	316	334
Amortization of intangibles(5)	167	177	191	199	157
Acquisition-related(6)	50	46	69	48	133
Operating expenses	2,512	2,488	2,602	2,482	2,518

Total non-interest expense	3,059	3,028	3,255	3,045	3,142

Income from continuing operations before income taxes	1,817	1,638	1,218	1,723	236
Income tax provision	581	494	370	535	43

Income from continuing operations, net of tax	1,236	1,144	848	1,188	193
Loss from discontinued operations, net of tax(3)	(119)	(78)	(5)	(10)	(100)

Net income	1,117	1,066	843	1,178	93
Dividends and undistributed earnings allocated to participating securities(7)	(4)	(5)	(3)	(5)	(1)
Preferred stock dividends	(13)	(13)	(15)	—	—

Net income available to common stockholders	$1,100	$1,048	$825	$1,173	$92

Common Share Statistics
Basic EPS:(7)
Income from continuing operations, net of tax	$2.09	$1.94	$1.43	$2.05	$0.33
Loss from discontinued operations, net of tax	(0.20)	(0.13)	(0.01)	(0.02)	(0.17)

Net income per common share	$1.89	$1.81	$1.42	$2.03	$0.16

Diluted EPS:(7)
Income from continuing operations, net of tax	$2.07	$1.92	$1.42	$2.03	$0.33
Loss from discontinued operations, net of tax	(0.20)	(0.13)	(0.01)	(0.02)	(0.17)

Net income per common share	$1.87	$1.79	$1.41	$2.01	$0.16

Weighted average common shares outstanding (in millions) for:
Basic EPS	581.5	580.5	579.2	578.3	577.7
Diluted EPS	588.8	586.3	585.6	584.1	582.8
Common shares outstanding (period end, in millions)	584.9	584.0	582.2	581.3	580.7
Dividends per common share	$0.30	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end)(8)	41.57	41.87	40.23	38.70	35.67
Balance Sheet (Period End)
Loans held for investment(9)	$191,512	$191,333	$205,889	$203,132	$202,749
Interest-earning assets	265,693	268,479	280,096	270,661	264,331
Total assets	296,542	300,163	312,918	301,989	296,572
Interest-bearing deposits	187,768	191,093	190,018	192,488	193,859
Total deposits	209,865	212,410	212,485	213,255	213,931
Borrowings	36,231	37,492	49,910	38,377	35,874
Common equity	40,188	40,443	39,646	38,819	37,192
Total stockholders’ equity	41,041	41,296	40,499	39,672	37,192
Balance Sheet (Quarterly Average Balances)
Loans held for investment(9)	$190,562	$195,997	$202,944	$202,856	$192,632
Interest-earning assets	266,544	272,345	277,886	266,803	265,019
Total assets	297,766	303,223	308,096	297,154	295,306
Interest-bearing deposits	189,311	190,612	192,122	193,700	195,597
Total deposits	210,650	211,555	213,494	213,323	214,914
Borrowings	36,915	41,574	44,189	36,451	35,418
Common equity	40,726	40,107	39,359	38,079	37,533
Total stockholders’ equity	41,579	40,960	40,212	38,535	37,533

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Selected Metrics—Consolidated (1)(2)

(Dollars in millions, except per share data and as noted) (unaudited)	2013 Q2	2013 Q1	2012 Q4	2012 Q3	2012 Q2
Performance Metrics
Net interest income growth (quarter over quarter)	—%	1%	(3)%	16%	17%
Non-interest income growth (quarter over quarter)	11	(10)	(4)	8	(31)
Total net revenue growth (quarter over quarter)	2	(1)	(3)	14	2
Total net revenue margin(10)	8.46	8.15	8.10	8.67	7.63
Net interest margin(11)	6.83	6.71	6.52	6.97	6.04
Return on average assets(12)	1.66	1.51	1.10	1.60	0.26
Return on average common equity(13)	11.97	11.23	8.44	12.43	2.05
Return on average tangible common equity(14)	19.70	18.79	14.42	21.84	3.52
Non-interest expense as a % of average loans held for investment(15)	6.42	6.18	6.42	6.00	6.52
Efficiency ratio(16)	54.26	54.55	57.88	52.66	62.16
Effective income tax rate	32.0	30.2	30.4	31.1	18.2
Full-time equivalent employees (in thousands), period end	39.6	39.3	39.6	37.6	37.4
Credit Quality Metrics(9)(17)
Allowance for loan and lease losses	$4,407	$4,606	$5,156	$5,154	$4,998
Allowance as a % of loans held for investment	2.30%	2.41%	2.50%	2.54%	2.47%
Allowance as a % of loans held for investment (excluding acquired loans)	2.74	2.91	3.02	3.11	3.08
Net charge-offs	$969	$1,079	$1,150	$887	$738
Net charge-off rate(18)	2.03%	2.20%	2.26%	1.75%	1.53%
Net charge-off rate (excluding acquired loans)(18)	2.46	2.69	2.78	2.18	1.96
30+ day performing delinquency rate	2.35	2.37	2.70	2.54	2.06
30+ day performing delinquency rate (excluding acquired loans)	2.83	2.90	3.29	3.15	2.59
30+ day delinquency rate(19)	**	2.74	3.09	2.92	2.43
30+ day delinquency rate (excluding acquired loans)(19)	**	3.35	3.77	3.62	3.06
Capital Ratios (20)
Tier 1 common ratio	12.1%	11.8%	11.0%	10.7%	9.9%
Tier 1 risk-based capital ratio	12.4	12.2	11.3	12.7	11.6
Total risk-based capital ratio	14.7	14.4	13.6	15.0	14.0
Tangible common equity (“TCE”) ratio	8.7	8.6	7.9	7.9	7.4

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income(1)(2)

	Three Months Ended			Six Months Ended June 30,
	June 30, 2013	March 31, 2013	June 30, 2012
(Dollars in millions, except per share data) (unaudited)				2013	2012
Interest income:
Loans, including loans held for sale	$4,596	$4,649	$4,257	$9,245	$7,914
Investment securities	391	374	335	765	633
Other	23	28	24	51	48

Total interest income	5,010	5,051	4,616	10,061	8,595

Interest expense:
Deposits	318	326	373	644	684
Securitized debt obligations	45	56	69	101	149
Senior and subordinated notes	82	82	87	164	175
Other borrowings	12	17	86	29	172

Total interest expense	457	481	615	938	1,180

Net interest income	4,553	4,570	4,001	9,123	7,415
Provision for credit losses	762	885	1,677	1,647	2,250

Net interest income after provision for credit losses	3,791	3,685	2,324	7,476	5,165

Non-interest income:
Service charges and other customer-related fees	534	550	539	1,084	954
Interchange fees, net	486	445	408	931	736
Net other-than-temporary impairment losses recognized in earnings	(4)	(25)	(13)	(29)	(27)
Bargain purchase gain(21)	—	—	—	—	594
Other	69	11	120	80	318

Total non-interest income	1,085	981	1,054	2,066	2,575

Non-interest expense:
Salaries and associate benefits	1,104	1,080	971	2,184	1,835
Occupancy and equipment	356	350	323	706	593
Marketing	330	317	334	647	655
Professional services	329	307	313	636	606
Communications and data processing	233	210	203	443	375
Amortization of intangibles(5)	167	177	157	344	219
Acquisition-related(6)	50	46	133	96	219
Other	490	541	708	1,031	1,144

Total non-interest expense	3,059	3,028	3,142	6,087	5,646

Income from continuing operations before income taxes	1,817	1,638	236	3,455	2,094
Income tax provision	581	494	43	1,075	396

Income from continuing operations, net of tax	1,236	1,144	193	2,380	1,698
Loss from discontinued operations, net of tax(3)	(119)	(78)	(100)	(197)	(202)

Net income	1,117	1,066	93	2,183	1,496
Dividends and undistributed earnings allocated to participating securities(7)	(4)	(5)	(1)	(9)	(8)
Preferred stock dividends	(13)	(13)	—	(26)	—

Net income available to common stockholders	$1,100	$1,048	$92	$2,148	$1,488

Basic earnings per common share:(7)
Income from continuing operations	$2.09	$1.94	$0.33	$4.04	$3.11
Loss from discontinued operations	(0.20)	(0.13)	(0.17)	(0.34)	(0.37)

Net income per basic common share	$1.89	$1.81	$0.16	$3.70	$2.74

Diluted earnings per common share:(7)
Income from continuing operations	$2.07	$1.92	$0.33	$3.99	$3.09
Loss from discontinued operations	(0.20)	(0.13)	(0.17)	(0.34)	(0.37)

Net income per diluted common share	$1.87	$1.79	$0.16	$3.65	$2.72

Weighted average common shares outstanding (in millions) for:
Basic EPS	581.5	580.5	577.7	581.0	543.3
Diluted EPS	588.8	586.3	582.8	587.9	548.0

Dividends paid per common share	$0.30	$0.05	$0.05	$0.35	$0.10

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

(Dollars in millions)(unaudited)	June 30, 2013	December 31, 2012	June 30, 2012
Assets:
Cash and cash equivalents:
Cash and due from banks	$2,176	$3,440	$2,297
Interest-bearing deposits with banks	2,279	7,617	3,352
Federal funds sold and securities purchased under agreements to resell	198	1	330

Total cash and cash equivalents	4,653	11,058	5,979
Restricted cash for securitization investors	377	428	370
Securities available for sale, at fair value	62,602	63,979	55,289
Loans held for investment:
Unsecuritized loans held for investment	151,231	162,059	158,680
Restricted loans for securitization investors	40,281	43,830	44,069

Total loans held for investment	191,512	205,889	202,749
Less: Allowance for loan and lease losses	(4,407)	(5,156)	(4,998)

Net loans held for investment	187,105	200,733	197,751
Loans held for sale, at lower of cost or fair value	6,248	201	1,047
Premises and equipment, net	3,766	3,587	3,556
Interest receivable	1,454	1,694	1,623
Goodwill	13,900	13,904	13,864
Other	16,437	17,334	17,093

Total assets	$296,542	$312,918	$296,572

Liabilities:
Interest payable	$324	$450	$462
Customer deposits:
Non-interest bearing deposits	22,097	22,467	20,072
Interest-bearing deposits	187,768	190,018	193,859

Total customer deposits	209,865	212,485	213,931
Securitized debt obligations	10,831	11,398	13,608
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,766	1,248	1,101
Senior and subordinated notes	12,406	12,686	12,079
Other borrowings	11,228	24,578	9,086

Total other debt	25,400	38,512	22,266
Other liabilities	9,081	9,574	9,113

Total liabilities	255,501	272,419	259,380

Stockholders’ equity:
Preferred stock	—	—	—
Common stock	6	6	6
Additional paid-in capital, net	26,339	26,188	25,217
Retained earnings	18,804	16,853	14,905
Accumulated other comprehensive income (“AOCI”)	(792)	739	350
Treasury stock, at cost	(3,316)	(3,287)	(3,286)

Total stockholders’ equity	41,041	40,499	37,192

Total liabilities and stockholders’ equity	$296,542	$312,918	$296,572

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the 2012 U.S. card acquisition, which resulted in the addition of $28.2 billion in credit card receivables at closing.

(3)

We recorded a provision for mortgage representation and warranty losses of $183 million in Q2 2013, $97 million in Q1 2013 and $180 million in Q2 2012. We did not record a provision for mortgage representation and warranty losses in Q4 2012 or Q3 2012. The majority of the provision for representation and warranty losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve increased to $1.2 billion as of June 30, 2013, from $994 million as of March 31, 2013 and $899 million as of December 31, 2012.

(4)

Total net revenue was reduced by $192 million in Q2 2013, $265 million in Q1 2013, $318 million in Q4 2012, $185 million in Q3 2012 and $311 million in Q2 2012 for the estimated uncollectible amount of billed finance charges and fees.

(5)

Includes purchased credit card relationship (“PCCR”) intangible amortization of $110 million in Q2 2013, $116 million in Q1 2013, $127 million in Q4 2012, $131 million in Q3 2012 and $88 million in Q2 2012, the substantial majority of which is attributable to the 2012 U.S. card acquisition. Includes core deposit intangible amortization of $43 million in Q2 2013, $44 million in Q1 2013, $47 million in Q4 2012, $49 million in Q3 2012 and $51 million in Q2 2012.

(6)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.

(7)

Dividends and undistributed earnings allocated to participating securities and EPS are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(8)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.

(9)

Loans held for investment includes acquired loans accounted for based on cash flows expected to be collected. See “Table 12: Notes to Loan and Business Segment Disclosures (Tables 7 — 11)” for information on the amount of acquired loans for each of the periods presented.

(10)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(11)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(13)

Prior to Q2 2013, we disclosed return on average total stockholders’ equity, which we calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period. Effective Q2 2013, we began disclosing return on average common equity (“ROCE”), which is calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity. We believe ROCE is a more useful measure to assess operating performance and capital adequacy because ROCE better reflects income available to common equity holders after taking into account consideration paid on securities senior to our common equity. Our calculation of ROCE may not be comparable to similarly titled measures reported by other companies.

(14)

Prior to Q2 2013, we calculated return on average tangible common equity (“ROTCE”), a non-GAAP measure, based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period. Effective Q2 2013, we revised our method of calculating ROTCE to reflect the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity. We believe our revised calculation of ROTCE is a more useful measure to assess operating performance and capital adequacy because the revised calculation better reflects income available to common equity holders after taking into account consideration paid on securities senior to our common equity. Our calculation of ROTCE may not be comparable to similarly titled measures reported by other companies. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.

(15)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(16)	Calculated based on non-interest expense, excluding goodwill impairment charges, for the period divided by total net revenue for the period.

(17)

Loans acquired as part of the 2012 U.S. card, ING Direct and CCB acquisitions classified as held for investment are included in the denominator used in calculating our reported credit quality metrics. We supplement certain reported credit quality metrics with metrics adjusted to exclude from the denominator acquired loans accounted for based on estimated expected cash flows to be collected (formerly SOP 03-3).

(18)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(19)	The 30+ day delinquency rate as of the end of Q2 2013 will be provided in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

(20)

Capital ratios are calculated under Basel I. Ratios as of the end of Q2 2013 are preliminary and therefore subject to change. TCE ratio is a non-GAAP capital ratio. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for information on the calculation of each of these ratios.

(21)

A bargain purchase gain of $594 million was recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct. The bargain purchase gain represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date of February 17, 2012 over the consideration transferred.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Average Balances, Net Interest Income and Net Interest Margin (1)

	2013 Q2			2013 Q1			2012 Q2
	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/
(Dollars in millions)(unaudited)	Balance	Expense(2)	Rate(2)	Balance	Expense(2)	Rate(2)	Balance	Expense(2)	Rate(2)
Interest-earning assets:
Loans, including loans held for sale	$196,874	$4,596	9.34%	$200,441	$4,649	9.28%	$193,610	$4,257	8.80%
Investment securities(3)	63,907	391	2.45	64,798	374	2.31	56,972	335	2.35
Cash equivalents and other	5,763	23	1.60	7,106	28	1.58	14,437	24	0.66

Total interest-earning assets	$266,544	$5,010	7.52%	$272,345	$5,051	7.42%	$265,019	$4,616	6.97%

Interest-bearing liabilities:
Interest-bearing deposits	$189,311	$318	0.67%	$190,612	$326	0.68%	$195,597	$373	0.76%
Securitized debt obligations	10,942	45	1.65	11,758	56	1.91	14,948	69	1.85
Senior and subordinated notes	12,692	82	2.58	11,984	82	2.74	11,213	87	3.10
Other borrowings	13,281	12	0.36	17,832	17	0.38	9,257	86	3.72

Total interest-bearing liabilities	$226,226	$457	0.81%	$232,186	$481	0.83%	$231,015	$615	1.06%

Net interest income/spread		$4,553	6.71%		$4,570	6.59%		$4,001	5.90%

Impact of non-interest bearing funding			0.12			0.12			0.14

Net interest margin			6.83%			6.71%			6.04%

	Six Months Ended June 30,
	2013			2012
	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/
(Dollars in millions)(unaudited)	Balance	Expense(2)	Rate(2)	Balance	Expense(2)	Rate(2)
Interest-earning assets:
Loans, including loans held for sale	$198,648	$9,245	9.31%	$173,472	$7,914	9.12%
Investment securities(3)	63,930	765	2.39	53,757	633	2.36
Cash equivalents and other	6,430	51	1.59	10,438	48	0.92

Total interest-earning assets	$269,008	$10,061	7.48%	$237,667	$8,595	7.23%

Interest-bearing liabilities:
Interest-bearing deposits	$189,958	$644	0.68%	$173,611	$684	0.79%
Securitized debt obligations	11,348	101	1.78	15,567	149	1.91
Senior and subordinated notes	12,340	164	2.66	10,740	175	3.26
Other borrowings	15,544	29	0.37	9,399	172	3.66

Total interest-bearing liabilities	$229,190	$938	0.82%	$209,317	$1,180	1.13%

Net interest income/spread		$9,123	6.66%		$7,415	6.11%

Impact of non-interest bearing funding			0.12			0.13

Net interest margin			6.78%			6.24%

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.
(3)

Prior to Q2 2013, average balances for investment securities were calculated based on fair value amounts. Effective Q2 2013, average balances are calculated based on the amortized cost of investment securities. The impact of this change on prior period yields is not material.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics(1)(2)(3)

	2013	2013	2012	2012	2012
(Dollars in millions)(unaudited)	Q2	Q1	Q4	Q3	Q2
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$70,490	$70,361	$83,141	$80,621	$80,798
International credit card	7,820	8,036	8,614	8,412	8,116

Total credit card	78,310	78,397	91,755	89,033	88,914

Consumer banking:
Automobile	29,369	27,940	27,123	26,434	25,251
Home loan	39,163	41,931	44,100	46,275	48,224
Retail banking	3,686	3,742	3,904	4,029	4,140

Total consumer banking	72,218	73,613	75,127	76,738	77,615

Commercial banking:
Commercial and multifamily real estate	18,570	17,878	17,732	16,963	16,254
Commercial and industrial	21,170	20,127	19,892	18,965	18,467

Total commercial lending	39,740	38,005	37,624	35,928	34,721
Small-ticket commercial real estate	1,065	1,145	1,196	1,281	1,335

Total commercial banking	40,805	39,150	38,820	37,209	36,056

Other loans	179	173	187	152	164

Total	$191,512	$191,333	$205,889	$203,132	$202,749

Average Loans Held For Investment
Credit card:
Domestic credit card	$69,966	$74,714	$80,718	$80,502	$71,468
International credit card	7,980	8,238	8,372	8,154	8,194

Total credit card	77,946	82,952	89,090	88,656	79,662

Consumer banking:
Automobile	28,677	27,477	26,881	25,923	24,487
Home loan	40,532	43,023	45,250	47,262	48,966
Retail banking	3,721	3,786	3,967	4,086	4,153

Total consumer banking	72,930	74,286	76,098	77,271	77,606

Commercial banking:
Commercial and multifamily real estate	18,084	17,454	17,005	16,654	15,838
Commercial and industrial	20,332	19,949	19,344	18,817	18,001

Total commercial lending	38,416	37,403	36,349	35,471	33,839
Small-ticket commercial real estate	1,096	1,173	1,249	1,296	1,388

Total commercial banking	39,512	38,576	37,598	36,767	35,227

Other loans	174	183	158	162	137

Total	$190,562	$195,997	$202,944	$202,856	$192,632

Net Charge-off Rates
Credit card:
Domestic credit card	4.28%	4.43%	4.35%	3.04%	2.86%
International credit card	5.08	4.59	3.99	4.95	5.49

Total credit card	4.36	4.45	4.32	3.22	3.13

Consumer banking:
Automobile	1.28	1.78	2.24	1.79	1.11
Home loan	0.03	0.04	(0.06)	0.28	0.09
Retail banking	1.50	1.85	2.45	1.20	1.27

Total consumer banking	0.60	0.78	0.88	0.83	0.48

Commercial banking:
Commercial and multifamily real estate	0.04	0.01	(0.08)	(0.05)	0.18
Commercial and industrial	0.03	0.04	0.13	—	0.10

Total commercial lending	0.03	0.03	0.03	(0.03)	0.14
Small-ticket commercial real estate	0.45	1.41	2.02	0.79	1.46

Total commercial banking	0.04	0.07	0.10	—	0.19

Other loans	13.10	14.53	24.23	30.11	18.04

Total	2.03%	2.20%	2.26%	1.75%	1.53%

30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.05%	3.37%	3.61%	3.52%	2.79%
International credit card	3.84	4.04	3.58	4.92	4.84

Total credit card	3.13%	3.44%	3.61%	3.65%	2.97%

Consumer banking:
Automobile	6.03%	5.58%	7.00%	6.12%	5.20%
Home loan	0.12	0.14	0.13	0.15	0.15
Retail banking	0.68	0.83	0.76	0.73	0.69

Total consumer banking	2.55%	2.24%	2.65%	2.23%	1.82%

Nonperforming Asset Rates(4)
Credit card:
International credit card	1.20%	1.13%	1.16%	—%	—%

Total credit card	0.12%	0.12%	0.11%	—%	—%

Consumer banking:
Automobile	0.50%	0.40%	0.63%	0.52%	0.41%
Home loan	1.08	1.02	1.00	0.98	0.94
Retail banking	1.11	1.24	1.85	2.25	2.21

Total consumer banking	0.84%	0.80%	0.91%	0.89%	0.83%

Commercial banking:
Commercial and multifamily real estate	0.56%	0.76%	0.82%	1.04%	1.28%
Commercial and industrial	0.65	0.64	0.72	0.68	0.81

Total commercial lending	0.61%	0.69%	0.77%	0.85%	1.03%
Small-ticket commercial real estate	1.11	2.42	0.97	1.49	1.25

Total commercial banking	0.62%	0.74%	0.77%	0.87%	1.04%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business(1)(2)(3)

	2013	2013	2012	2012	2012
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Credit Card
Earnings:
Net interest income	$2,804	$2,830	$2,849	$2,991	$2,350
Non-interest income	832	821	883	826	771

Total net revenue	3,636	3,651	3,732	3,817	3,121
Provision for credit losses	713	743	1,000	892	1,711
Non-interest expense	1,819	1,848	1,933	1,790	1,863

Income (loss) from continuing operations before taxes	1,104	1,060	799	1,135	(453)
Income tax provision (benefit)	385	374	279	394	(156)

Income (loss) from continuing operations, net of tax	$719	$686	$520	$741	$(297)

Selected performance metrics:
Period-end loans held for investment	$78,310	$78,397	$91,755	$89,033	$88,914
Average loans held for investment	77,946	82,952	89,090	88,656	79,662
Average yield on loans held for investment(5)	15.94%	15.16%	14.33%	15.03%	13.42%
Total net revenue margin(6)	18.66	17.61	16.76	17.22	15.67
Net charge-off rate	4.36	4.45	4.32	3.22	3.13
30+ day performing delinquency rate	3.13	3.44	3.61	3.65	2.97
30+ day delinquency rate(7)	**	3.53	3.69	3.65	2.97
Nonperforming loan rate(4)	0.12	0.12	0.11	—	—
Card loan premium amortization and other intangible accretion(8)	$57	$57	$65	$82	$59
PCCR intangible amortization	110	116	127	131	88
Purchase volume(9)	50,788	45,098	52,853	48,020	45,228
Domestic Card
Earnings:
Net interest income	$2,536	$2,556	$2,583	$2,715	$2,118
Non-interest income	737	724	798	722	708

Total net revenue	3,273	3,280	3,381	3,437	2,826
Provision for credit losses	647	647	911	811	1,600
Non-interest expense	1,635	1,633	1,727	1,584	1,634

Income (loss) from continuing operations before taxes	991	1,000	743	1,042	(408)
Income tax provision (benefit)	353	356	263	369	(144)

Income (loss) from continuing operations, net of tax	$638	$644	$480	$673	$(264)

Selected performance metrics:
Period-end loans held for investment	$70,490	$70,361	$83,141	$80,621	$80,798
Average loans held for investment	69,966	74,714	80,718	80,502	71,468
Average yield on loans held for investment(5)	15.91%	15.07%	14.20%	14.88%	13.33%
Total net revenue margin(6)	18.71	17.56	16.75	17.08	15.82
Net charge-off rate	4.28	4.43	4.35	3.04	2.86
30+ day performing delinquency rate	3.05	3.37	3.61	3.52	2.79
30+ day delinquency rate(7)	**	3.37	3.61	3.52	2.79
Purchase volume(9)	$47,273	$41,831	$48,918	$44,552	$41,807
International Card
Earnings:
Net interest income	$268	$274	$266	$276	$232
Non-interest income	95	97	85	104	63

Total net revenue	363	371	351	380	295
Provision for credit losses	66	96	89	81	111
Non-interest expense	184	215	206	206	229

Income (loss) from continuing operations before taxes	113	60	56	93	(45)
Income tax provision (benefit)	32	18	16	25	(12)

Income (loss) from continuing operations, net of tax	$81	$42	$40	$68	$(33)

Selected performance metrics:
Period-end loans held for investment	$7,820	$8,036	$8,614	$8,412	$8,116
Average loans held for investment	7,980	8,238	8,372	8,154	8,194
Average yield on loans held for investment	16.19%	15.97%	15.59%	16.47%	14.18%
Total net revenue margin	18.20	18.01	16.77	18.64	14.40
Net charge-off rate	5.08	4.59	3.99	4.95	5.49
30+ day performing delinquency rate	3.84	4.04	3.58	4.92	4.84
30+ day delinquency rate(7)	**	4.93	4.49	4.92	4.84
Nonperforming loan rate(4)	1.20	1.13	1.16	—	—
Purchase volume(9)	$3,515	$3,267	$3,935	$3,468	$3,421

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business(1)(2)

(Dollars in millions) (unaudited)	2013 Q2	2013 Q1	2012 Q4	2012 Q3	2012 Q2
Consumer Banking
Earnings:
Net interest income	$1,478	$1,478	$1,503	$1,501	$1,496
Non-interest income	189	181	161	260	185

Total net revenue	1,667	1,659	1,664	1,761	1,681
Provision for credit losses	67	175	169	202	44
Non-interest expense	910	890	992	977	959

Income from continuing operations before taxes	690	594	503	582	678
Income tax provision	246	211	178	206	240

Income from continuing operations, net of tax	$444	$383	$325	$376	$438

Selected performance metrics:
Period-end loans held for investment	$72,218	$73,613	$75,127	$76,738	$77,615
Average loans held for investment	72,930	74,286	76,098	77,271	77,606
Average yield on loans held for investment	5.99%	5.93%	5.94%	6.05%	6.17%
Auto loan originations	$4,525	$3,789	$3,479	$3,905	$4,306
Period-end deposits	169,789	172,605	172,396	173,100	173,966
Average deposits	170,733	171,089	172,654	173,334	174,416
Deposit interest expense rate	0.64%	0.64%	0.68%	0.71%	0.70%
Core deposit intangible amortization	$35	$37	$39	$41	$42
Net charge-off rate	0.60%	0.78%	0.88%	0.83%	0.48%
30+ day performing delinquency rate	2.55	2.24	2.65	2.23	1.82
30+ day delinquency rate(7)	**	2.81	3.34	2.91	2.47
Nonperforming loan rate	0.78	0.74	0.85	0.84	0.79
Nonperforming asset rate(4)	0.84	0.80	0.91	0.89	0.83
Period-end loans serviced for others	$14,313	$14,869	$15,333	$15,659	$16,108

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business(1)(2)

	2013	2013	2012	2012	2012
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Commercial Banking
Earnings:
Net interest income	$457	$454	$450	$432	$427
Non-interest income	93	84	86	87	82

Total net revenue(10)	550	538	536	519	509
Provision for credit losses	(14)	(35)	(20)	(87)	(94)
Non-interest expense	269	258	294	253	251

Income from continuing operations before taxes	295	315	262	353	352
Income tax provision	105	112	93	125	124

Income from continuing operations, net of tax	$190	$203	$169	$228	$228

Selected performance metrics:
Period-end loans held for investment	$40,805	$39,150	$38,820	$37,209	$36,056
Average loans held for investment	39,512	38,576	37,598	36,767	35,227
Average yield on loans held for investment	3.84%	3.91%	4.15%	4.14%	4.27%
Period-end deposits	$30,869	$30,275	$29,866	$28,670	$27,784
Average deposits	30,746	30,335	29,476	28,063	27,943
Deposit interest expense rate	0.26%	0.28%	0.28%	0.31%	0.33%
Core deposit intangible amortization	$8	$7	$8	$8	$9
Net charge-off rate	0.04%	0.07%	0.10%	—%	0.19%
Nonperforming loan rate	0.60	0.71	0.73	0.82	0.99
Nonperforming asset rate(4)	0.62	0.74	0.77	0.87	1.04

Risk category:(11)
Noncriticized	$39,168	$37,359	$36,839	$35,112	$33,745
Criticized performing	1,087	1,191	1,340	1,394	1,524
Criticized nonperforming	244	277	282	305	356

Total risk-rated loans	40,499	38,827	38,461	36,811	35,625
Acquired commercial loans	306	323	359	398	431

Total commercial loans	$40,805	$39,150	$38,820	$37,209	$36,056

% of period-end commercial loans held for investment:
Noncriticized	96.0%	95.4%	94.9%	94.4%	93.6%
Criticized performing	2.7	3.1	3.5	3.7	4.2
Criticized nonperforming	0.6	0.7	0.7	0.8	1.0

Total risk-rated loans	99.3	99.2	99.1	98.9	98.8
Acquired commercial loans	0.7	0.8	0.9	1.1	1.2

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total(1)(2)

	2013	2013	2012	2012	2012
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Other
Earnings:
Net interest expense	$(186)	$(192)	$(274)	$(278)	$(272)
Non-interest income	(29)	(105)	(34)	(37)	16

Total net revenue	(215)	(297)	(308)	(315)	(256)
Provision for credit losses	(4)	2	2	7	16
Non-interest expense	61	32	36	25	69

Income (loss) from continuing operations before taxes	(272)	(331)	(346)	(347)	(341)
Income tax benefit	(155)	(203)	(180)	(190)	(165)

Income (loss) from continuing operations, net of tax	$(117)	$(128)	$(166)	$(157)	$(176)

Selected performance metrics:
Period-end loans held for investment	$179	$173	$187	$152	$164
Average loans held for investment	174	183	158	162	137
Period-end deposits	9,207	9,530	10,223	11,485	12,181
Average deposits	9,171	10,131	11,364	11,926	12,555
Total
Earnings:
Net interest income	$4,553	$4,570	$4,528	$4,646	$4,001
Non-interest income	1,085	981	1,096	1,136	1,054

Total net revenue	5,638	5,551	5,624	5,782	5,055
Provision for credit losses	762	885	1,151	1,014	1,677
Non-interest expense	3,059	3,028	3,255	3,045	3,142

Income from continuing operations before taxes	1,817	1,638	1,218	1,723	236
Income tax provision	581	494	370	535	43

Income from continuing operations, net of tax	$1,236	$1,144	$848	$1,188	$193

Selected performance metrics:
Period-end loans held for investment	$191,512	$191,333	$205,889	$203,132	$202,749
Average loans held for investment	190,562	195,997	202,944	202,856	192,632
Period-end deposits	209,865	212,410	212,485	213,255	213,931
Average deposits	210,650	211,555	213,494	213,323	214,914

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 7 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Loans acquired as part of the 2012 U.S. card, ING Direct and CCB acquisitions are included in the denominator used in calculating our reported credit quality metrics. We therefore present certain reported credit quality metrics, adjusted to exclude from the denominator acquired loans accounted for based on estimated cash flows expected to be collected over the life of the loans (formerly SOP 03-3). The table below presents amounts related to acquired loans accounted for under SOP 03-3.

	2013	2013	2012	2012	2012
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$33,620	$36,216	$38,477	$40,749	$43,333
Period-end loans held for investment	32,275	34,943	37,134	39,388	41,673
Average loans held for investment	33,144	35,706	37,899	40,158	42,182

(3)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the 2012 U.S. card acquisition, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(4)

Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. The nonperforming loan ratios are calculated based on nonperforming loans for each category divided by period-end loans held for investment for each respective category.

(5)

The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield for Domestic Card and Total Card of 168 basis points and 152 basis points, respectively, in Q2 2013 and 107 basis points and 97 basis points, respectively, in Q1 2013.

(6)

The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin for Domestic Card and Total Card of 188 basis points and 169 basis points, respectively, in Q2 2013 and 123 basis points and 112 basis points, respectively, in Q1 2013.

(7)	The 30+ day delinquency rate as of the end of Q2 2013 will be provided in our Quarterly Report on Form 10-Q for the period ended June 30, 2013.

(8)	Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the 2012 U.S. card acquisition.

(9)	Includes credit card purchase transactions, net of returns. Excludes cash advance transactions.

(10)

Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications within our Commercial Banking business results to present revenues on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

(11)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I

In addition to disclosing regulatory capital measures under Basel I, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our Basel I regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2013	2013	2012	2012	2012
(Dollars in millions)(unaudited)	Q2	Q1	Q4	Q3	Q2
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$41,579	$40,960	$40,212	$38,535	$37,533
Less: Average goodwill and other intangible assets(1)	(15,974)	(16,141)	(16,340)	(16,408)	(15,689)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(456)	—

Average tangible common equity(3)	$24,752	$23,966	$23,019	$21,671	$21,844

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$41,041	$41,296	$40,499	$39,672	$37,192
Less: Goodwill and other intangible assets(1)	(15,872)	(15,992)	(16,224)	(16,323)	(16,477)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	—

Tangible common equity(3)	$24,316	$24,451	$23,422	$22,496	$20,715

Total Assets to Tangible Assets
Total assets	$296,542	$300,163	$312,918	$301,989	$296,572
Less: Assets from discontinued operations	(310)	(309)	(309)	(309)	(310)

Total assets from continuing operations	296,232	299,854	312,609	301,680	296,262
Less: Goodwill and other intangible assets(1)	(15,872)	(15,992)	(16,224)	(16,323)	(16,477)

Tangible assets	$280,360	$283,862	$296,385	$285,357	$279,785

Non-GAAP TCE Ratio
Tangible common equity(3)	$24,316	$24,451	$23,422	$22,496	$20,715
Tangible assets	280,360	283,862	296,385	285,357	279,785
TCE ratio(3)	8.7%	8.6%	7.9%	7.9%	7.4%
Regulatory Capital Ratios(4)
Total stockholders’ equity	$41,041	$41,296	$40,499	$39,672	$37,192
Less: Net unrealized gains on AFS securities recorded in AOCI(5)	503	(583)	(712)	(752)	(422)
Net (gains) losses on cash flow hedges recorded in AOCI(5)	175	15	2	(6)	34
Disallowed goodwill and other intangible assets	(14,309)	(14,361)	(14,428)	(14,497)	(14,563)
Disallowed deferred tax assets	—	—	—	(221)	(758)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	—
Other	(5)	(4)	(12)	(12)	(12)

Tier 1 common capital	26,552	25,510	24,496	23,331	21,471
Plus: Noncumulative perpetual preferred stock(2)	853	853	853	853	—
Tier 1 restricted core capital items(6)	2	1	2	3,636	3,636

Tier 1 capital	27,407	26,364	25,351	27,820	25,107

Plus: Long-term debt qualifying as Tier 2 capital	2,124	2,121	2,119	2,119	2,318
Qualifying allowance for loan and lease losses	2,781	2,738	2,830	2,767	2,740
Other Tier 2 components	12	11	13	17	15

Tier 2 capital	4,917	4,870	4,962	4,903	5,073

Total risk-based capital(7)	$32,324	$31,234	$30,313	$32,723	$30,180

Risk-weighted assets(8)	$220,204	$216,458	$223,472	$218,390	$216,341

Tier 1 common ratio(9)	12.1%	11.8%	11.0%	10.7%	9.9%
Tier 1 risk-based capital ratio(10)	12.4	12.2	11.3	12.7	11.6
Total risk-based capital ratio(11)	14.7	14.4	13.6	15.0	14.0

(1)	Includes impact from related deferred taxes.
(2)	Noncumulative perpetual preferred stock qualifies for Tier 1 capital; however, it is not includable in Tier 1 common capital.
(3)	TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets.
(4)	Regulatory capital ratios as of the end of Q2 2013 are preliminary and therefore subject to change.
(5)	Amounts presented are net of tax.
(6)	Consists primarily of trust preferred securities.
(7)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(8)	Calculated based on prescribed regulatory guidelines.
(9)	Tier 1 common ratio is a regulatory measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(10)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(11)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets.